Stock-based compensation	12 Months Ended
Dec. 31, 2023
Share-Based Payment Arrangement [Abstract]
Stock-based compensation	Stock-based compensation
Our Long-Term Incentive Plans provide for the issuance of restricted stock, restricted stock units (“RSUs”) and other stock-based awards, including options, to employees and directors of BNY Mellon. At Dec. 31, 2023, under the Long-Term Incentive Plan approved in April 2023, we may issue 44,948,591 new stock-based awards, all of which may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $81 million in 2023, $72 million in 2022 and $64 million in 2021.

RSUs and Performance share units

RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights. The cash dividends are paid at the time of vesting.

The fair value of RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is generally zero to four years. The total compensation expense recognized for RSUs was $332 million in 2023, $293 million in 2022 and $260 million in 2021. The total income tax benefit recognized in the consolidated income statement related to compensation costs was $79 million in 2023, $69 million in 2022 and $62 million in 2021.

BNY Mellon’s Executive Committee members were granted a target award of 577,549 performance share units (“PSUs”) in 2023, 513,101 in 2022 and 648,973 in 2021. The Executive Committee PSUs will vest based on two separate and distinct measurements, a performance condition and a market condition split 70% based on return on tangible common shareholders’ equity (“ROTCE”) and 30% on Total Shareholder Return (“TSR”). The TSR portion was valued using a Monte Carlo simulation method, while the ROTCE portion was measured based on the fair market value on the date of grant. Each condition only impacts its applicable portion (70%/30%) of the total PSU award. The performance and market conditions are measured after three years to determine the final percentage of the total PSUs to vest. The final total amount of vested PSUs will be the sum of the two separate and distinct performance and market-based portions of the PSU awards, but will be capped at 150% of the total PSUs awarded. The ultimate payout is subject to the discretion of the Human Resources and Compensation Committee. These awards are classified as equity and the ROTCE portion is marked-to-market to earnings as a result of this discretion. The TSR portion of the award contains a market condition, and as a result the grant date fair value is recognized over the service period unless the requisite service is not rendered.

The following table summarizes our non-vested PSU and RSU activity for 2023.

Non-vested PSU and RSU activity	Number of shares (a)	Weighted-average fair value at grant date
Non-vested PSUs and RSUs at Dec. 31, 2022	15,086,135	$50.38
Granted	8,295,173	50.71
Vested	(6,238,671)	48.74
Forfeited	(685,921)	49.70
Non-vested PSUs and RSUs at Dec. 31, 2023	16,456,716	$51.20
(a)    Includes dividend shares earned on the Executive Committee PSUs and Board of Director’s stock awards.

As of Dec. 31, 2023, $350 million of total unrecognized compensation costs related to non-vested PSUs and RSUs is expected to be recognized over a weighted-average period of 2.3 years.

The total fair value of RSUs and PSUs that vested was $305 million in 2023, $264 million in 2022 and $240 million in 2021. The actual excess tax benefit (expense) realized for the tax deductions from shares vested totaled $3 million in 2023, $16 million in 2022 and $(8) million in 2021. The tax impacts were recognized in the provision for income taxes.

Subsidiary Long-Term Incentive Plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are generally non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances, BNY Mellon has an election to call the shares.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. No stock options were granted in 2023 or 2022, and no stock options were outstanding at Dec. 31, 2023 or Dec. 31, 2022. At Dec. 31, 2021, 407,905 options were exercisable at a weighted-average price per common share of $22.03 and aggregate intrinsic value of $15 million.

The total intrinsic value of options exercised was $15 million in 2022 and $48 million in 2021. Cash received from option exercises totaled $9 million in 2022 and $50 million in 2021. The actual excess tax benefit realized for the tax deductions from options exercised totaled $3 million in 2022 and $8 million in 2021 and was recognized in the provision for income taxes.